                                                                    EXHIBIT 10.1

        AMENDMENT NO. 6 TO AMENDED AND RESTATED REDUCING REVOLVING LOAN
                              AGREEMENT AND WAIVER


     This Amendment No. 6 to Amended and Restated Reducing Revolving Loan Agreement and Waiver (this "Amendment") is entered into with reference to the Amended and Reducing Revolving Loan Agreement dated as of October 14, 1998 among Pinnacle Entertainment, Inc. (acting under its former name, Hollywood Park, Inc. and referred to herein as "Borrower"), the Banks and Co-Agents referred to therein, and Bank of America, N.A., as Administrative Agent (as heretofore amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms and in the Loan Agreement.

     Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

     1.  Additional and Amended Definitions: Section 1.1 of the Loan Agreement
         ----------------------------------
is hereby amended to add the following defined terms thereto:

     "Average Net Available Cash" means, as of the last date of each Fiscal
      --------------------------
     Quarter, the average daily amount of the Net Available Cash for the Fiscal Quarter ending on that date.

     "Net Available Cash" means, as of each date of determination, (a) the
      ------------------
     balance of the consolidated Cash and Cash Equivalents of Borrower and its Restricted Subsidiaries as of that date, minus cage cash maintained at
                                              -----
     their respective properties in an aggregate amount not to exceed
     $45,000,000.

and to amend the following defined term to read in full as follows:

     "Net Funded Debt Ratio" means, as of each date of determination, the ratio
      ---------------------
     which results from subtracting the Average Net Available Cash from the numerator of the Funded Debt Ratio as of that date.

     2.  Voluntary Reduction of the Commitment.  Concurrently with the
         -------------------------------------
execution of this Amendment, Borrower hereby reduces the Commitment from $170,000,000 to $110,000,000 in accordance with the provisions of Section 2.5 of the Loan Agreement, and the Banks hereby waive the three Business Day notice period contemplated by that Section in connection with such reduction.

      3.  New Section 2.14 Condition for Loans and Letters of Credit.  The Loan
          ----------------------------------------------------------
Agreement is hereby amended to add a new Section 2.14 to read in full as follows:

     "2.14 Condition for Loans and Letters of Credit. Notwithstanding anything
           -----------------------------------------
     to the contrary contained in this Agreement, following November 7, 2001, the Borrower shall have no right to request an Advance or the issuance of a Letter of Credit and no Advance will be made or Letter of Credit issued unless, as of the date of such request, (a) Net Available Cash is zero or less than zero, (b) Borrower has received all required governmental consents to, and shall have executed and delivered to the Administrative

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     Agent in form and substance acceptable to the Administrative Agent,
     Collateral Documents granting a Lien in substantially all of its real and personal Property, wherever located, subject only to Permitted Liens, and
     (c) Borrower has delivered to the Administrative Agent, the final executed prime construction contract for the proposed Lake Charles Louisiana Project demonstrating a guaranteed maximum price for those portions of such project customarily covered by prime construction contracts."

     4.  Suspension of Share Repurchase Basket.  Borrower hereby agrees that,
         -------------------------------------
notwithstanding any other provision of the Loan Documents to the contrary, it shall not make or declare any Distribution consisting of the retirement, repurchase, redemption or other acquisition of its equity securities during the period between the effective date of this Amendment and April 1, 2002.

     5.  Capital Expenditures - Section 6.14.  Section 6.14 of the Loan
         -----------------------------------
Agreement is amended to add the following sentence at the end thereof:

     "Notwithstanding any other provision of this Section, during the Restricted Period Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, make any Capital Expenditure other than (i) Maintenance Capital Expenditures, and (ii) Capital Expenditures made following September 30, 2001 with respect to (A) Boomtown Reno in an aggregate amount not to exceed $1,000,000, (B) Boomtown New Orleans in an aggregate amount not to exceed $2,800,000, (C) Casino Magic Bossier City, in an aggregate amount not to exceed $25,000,000, (D) a player tracking system for Borrower and its Subsidiaries in an aggregate amount not to exceed $4,500,000, and
     (E) the Lake Charles, Louisiana project, in an aggregate amount not to exceed $225,000,000."

     6.  Amendment to Interest Coverage Ratio - Section 6.11.  Section 6.11 of
         ---------------------------------------------------
the Loan Agreement is hereby amended so that the following are the required ratios as of the dates set forth below (with the ratios amended hereby shown in bold text for the convenience of the reader):

         Fiscal Quarter or Period        Minimum Interest Coverage Ratio
         ------------------------        -------------------------------

         September 30, 200l              1.10:1.00

         December 31, 200l through       1.05:l.00
         March 31, 2002

         June 30,2002 through
         December 31, 2002               1.25:1.00

         March 31,2003 and
         June 30, 2003                   1.50:1.00

         Thereafter                      2.00:1.00

     7.  Amendment to Net Funded Debt Ratio - Section 6.13.  Section 6.13 of the
         --------------------------------------------------
Loan Agreement is hereby amended so that the following are the required ratios as of the dates set forth below (with the ratios amended hereby shown in bold text for the convenience of the reader):

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         Fiscal Quarter or Period        Maximum Net Funded Debt Ratio
         ------------------------        -----------------------------

         September 30, 2001              5:45:1.00

         December 31, 2001               6:50:1.00

         March 31, 2002                  6:85:1.00

         June 30, 2002 through
         June 30, 2003                   5.35:1.00

         Thereafter                      4.50:1.00

     8.  New Subsection 8.3(e).  Section 8.3 of the Loan Agreement is amended to
         ---------------------
add a subsection (e) to read as follows:

         "(e) The Administrative Agent shall have received a Request for Loan or Request for Letter of Credit certifying that Net Available Cash, as of the date of the Request for Loan or the Request for Letter of Credit, is zero or less than zero."

In connection with the amendment described in this Section, Exhibits K and L to the Loan Agreement, being the forms of the Request for Loan and Request for Letter of Credit, are hereby amended to be in the forms attached as Exhibits K and L to this Amendment.

     9.  Waiver of Net Funded Debt Ratio as of September 30, 2001.  Compliance
         --------------------------------------------------------
with Section 6.13 of the Loan Agreement is hereby waived in respect of the Fiscal Quarter ended September 30, 200l.

     10. Waiver of Interest Coverage Ratio as of September 30, 2001.  Compliance
         ----------------------------------------------------------
with Section 6.11 of the Loan Agreement is hereby waived in respect of the Fiscal Quarter ended September 30, 2001.

     11.  Representations and Warranties. Borrower represents and warrants that
          ------------------------------
as of the date hereof and giving effect to this Amendment, no Default or Event of Default exists.

     12.  No Other Waivers.  The waivers contained in Section 9 and Section 10
          ----------------
of this Amendment are expressly limited to the facts and circumstances referred to therein and shall not operate as a waiver of or a consent to non-compliance with any other section of the Loan Agreement or any of the other Loan Documents. The waivers contained in Section 9 and Section 10 are only effective for the specific instances, for the specific purposes and for the specific period for which given. It is acknowledged that in order to comply with Sections 6.11 and
6.13 (as amended and to the extent waived hereby following March 31, 2002), Borrower shall need to improve operating performance or take other operational measures which are not currently determined, and which have not been incorporated into and are not a part of Borrower's current projections of its operating performance.

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     13.  Conditions Precedent.  The effectiveness of this Amendment is
          --------------------
conditioned upon the receipt by the Administrative Agent of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

          (a)  Counterparts of this Amendment executed by all parties hereto;

          (b)  Written consent of the Requisite Banks as required under Section
               11.2 of the Loan Agreement in the form of Exhibit A to this Amendment;

          (c) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment; and

          (d) A fee, for the account of each Bank which has approved this Amendment on or prior to 3:00 p.m. (California local time), November 7, 2001, in an amount equal to 20 basis points times its Pro Rata Share of the Commitment (as reduced hereby).

     14.  Confirmation. In all respects, the terms of the Loan Agreement (as
          ------------
amended hereby) are hereby confirmed.



[Remainder of this page intentionally left blank - Signature Pages to follow]

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     IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of November 7, 2001 by their duly authorized representatives.

                                       PINNACLE ENTERTAINMENT, INC.

                                       By:  /s/ BRUCE C. HINKLEY
                                           -----------------------------
                                           Bruce C. Hinkley,
                                           Chief Financial Officer


                                       BANK OF AMERICA, N.A.
                                       as Administrative Agent

                                       By:  /s/ JANICE HAMMOND
                                           ------------------------------
                                           Janice Hammond, Vice President

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                                   Exhibit A

      To Amendment No. 6 to Amended and Restated Reducing Revolving Loan
                             Agreement and Waiver


                                CONSENT OF BANK

     Reference is hereby made to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (as heretofore amended, the "Loan Agreement") among Pinnacle Entertainment, Inc. (then known as "Hollywood Park, Inc." and herein, "Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America, N.A. (then known as "Bank of America National Trust and Savings Association"), as Administrative Agent.

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 6 to Amended and Restated Reducing Loan Agreement and Waiver by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated as of November 7, 2001.


                                       ----------------------------
                                       [Name of Bank]

                                       By:
                                           ---------------------------
                                       Title:

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                                   Exhibit B

      To Amendment No. 6 to Amended and Restated Reducing Revolving Loan
                             Agreement and Waiver


                        CONSENT OF SUBSIDIARY GUARANTORS

     Reference is hereby made to the Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 (as heretofore amended, the "Loan Agreement") among Pinnacle Entertainment, Inc. (then known as "Hollywood Park, Inc." and herein, "Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America, N.A. (then known as "Bank of America National Trust and Savings Association"), as Administrative Agent.

     Each of the undersigned Subsidiary Guarantors hereby consent to Amendment No. 6 to Amended and Restated Reducing Revolving Loan Agreement and Waiver in the form executed by Borrower and confirms that the Subsidiary Guaranty (General) and the Subsidiary Guaranty (Crystal Park), as applicable, and all Collateral Documents to which it is a party remain in full force and effect.

HP YAKAMA, INC.
HP/COMPTON, INC.
BOOMTOWN, INC.
CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY LLC
   By: HP/COMPTON, INC., its manager
BOOMTOWN HOTEL & CASINO, INC.
LOUISIANA-1 GAMING, L.P., a Louisiana partnership in commendant,
   By: LOUISIANA GAMING ENTERPRISES, INC., its general partner
LOUISIANA GAMING ENTERPRISES, INC.
BELTERRA RESORT INDIANA, LLC (formerly known as Indiana Ventures LLC).
   By: PINNACLE ENTERTAINMENT, INC., as managing member
CASINO MAGIC CORP.
BILOXI CASINO CORP.
CASINO ONE CORPORATION
JEFFERSON CASINO CORPORATION
CASINO MAGIC OF LOUISIANA CORP.
CASINO MAGIC MANAGEMENT SERVICES CORP.

By:
    ----------------------------------------
    Bruce C. Hinckley, Authorized Signatory
    for each of the foregoing

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